Exhibit 10.2 EXECUTION VERSION TWELFTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT THIS TWELFTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of December 18, 2017 (this “Amendment”) is entered into among AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (in such capacity, the “Seller”), AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation, as the initial Servicer (in such capacity, the “Servicer”), the PURCHASER AGENTS and PURCHASERS listed on the signature pages hereto, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. (“BTMU”), as administrator (in such capacity, the “Administrator”). R E C I T A L S The Seller, Servicer, the Purchaser Groups, and the Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Agreement”). The parties hereto desire to amend the Agreement as hereinafter set forth. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement. 2. Amendments to the Agreement. As of the Effective Date (as defined below), the Agreement is hereby amended as follows: (a) The Agreement is hereby amended to incorporate the changes shown on the marked pages of the Agreement attached hereto as Exhibit A. (b) Each instance of the phrase “New York Branch” in the Agreement is hereby deleted. (c) The definition of “Credit Agreement” set forth in Exhibit I to the Agreement is hereby replaced in its entirety with the following: “Credit Agreement” shall mean the Credit Agreement, dated as of March 18, 2011, as amended and restated as of November 18, 2016, as amended by Amendment No. 1 thereto dated as of December 18, 2017, among AmerisourceBergen, the borrowing subsidiaries party thereto, the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto (without giving effect to any other amendment, waiver, termination, supplement or other modification thereof thereafter unless consented to by the Required Purchaser Agents). 726149251 03128405

3. Representations and Warranties; Covenants. Each of the Seller and the Servicer (on behalf of the Seller) hereby certifies, represents and warrants to the Administrator, each Purchaser Agent and each Purchaser that on and as of the date hereof: (a) each of its representations and warranties contained in Article V of the Agreement is true and correct, in all material respects, as if made on and as of the Effective Date; (b) no event has occurred and is continuing, or would result from this Amendment or any of the transactions contemplated herein, that constitutes an Amortization Event or Unmatured Amortization Event; and (c) the Facility Termination Date for all Purchaser Groups has not occurred. 4. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement and each of the other Transaction Documents to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as expressly set forth herein. 5. Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date”) upon satisfaction of each of the following conditions: (a) receipt by the Administrator and each Purchaser Agent of counterparts of (i) this Amendment and (ii) that certain Second Amendment to Amended and Restated Performance Undertaking, dated as of the date hereof, by and among the Seller, the Performance Guarantor, the Administrator and each Purchaser Agent (the “Performance Undertaking Amendment”); and (b) receipt by each Purchaser Agent of such other documents and instruments as a Purchaser Agent may reasonably request, in form and substance satisfactory to such Purchaser Agent. 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns. 7. Governing Law. This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law). 726149251 03128405 2

8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any other Transaction Document or any provision hereof or thereof. 9. Transaction Document. This Amendment shall constitute a Transaction Document under the Agreement. 10. Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction. 11. Ratification. After giving effect to this Amendment, the Performance Undertaking Amendment and the transactions contemplated hereby and thereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms. [signature pages begin on next page] 726149251 03128405 3

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written. AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller By: /s/ J.F. Quinn Name: J.F. Quinn Title: Vice President & Corporate Treasurer AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer By: /s/ J.F. Quinn Name: J.F. Quinn Title: Vice President & Corporate Treasurer Acknowledged and Agreed AMERISOURCEBERGEN CORPORATION By: /s/ J.F. Quinn Name: J.F. Quinn Title: Vice President & Corporate Treasurer 726149251 03128405 S-1 Twelfth Amendment to RPA (ARFC)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Administrator By: /s/ Luna Mills Name: Luna Mills Title: Managing Director VICTORY RECEIVABLES CORPORATION, as an Uncommitted Purchaser By: /s/ David V. DeAngelis Name: David V. DeAngelis Title: Vice President THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Purchaser Agent for Victory Receivables Corporation By: /s/ Luna Mills Name: Luna Mills Title: Managing Director THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Related Committed Purchaser for Victory Receivables Corporation By: /s/ Luna Mills Name: Luna Mills Title: Managing Director 726149251 03128405 S-2 Twelfth Amendment to RPA (ARFC)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Uncommitted Purchaser By: /s/ Eero Maki Name: Eero Maki Title: Managing Director WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent and Related Committed Purchaser for Wells Fargo Bank, National Association By: /s/ Eero Maki Name: Eero Maki Title: Managing Director 726149251 03128405 S-3 Twelfth Amendment to RPA (ARFC)

LIBERTY STREET FUNDING LLC, as an Uncommitted Purchaser By: /s/ Jill A. Russo Name: Jill A. Russo Title: Vice President THE BANK OF NOVA SCOTIA, as Purchaser Agent and Related Committed Purchaser for Liberty Street Funding LLC By: /s/ Michelle C. Phillips Name: Michelle C. Phillips Title: Execution Head & Director 726149251 03128405 S-4 Twelfth Amendment to RPA (ARFC)

PNC BANK, NATIONAL ASSOCIATION, as a Purchaser Agent, Uncommitted Purchaser and Related Committed Purchaser By: /s/ Eric Bruno Name: Eric Bruno Title: Senior Vice President 726149251 03128405 S-5 Twelfth Amendment to RPA (ARFC)

MIZUHO BANK, LTD., as a Purchaser Agent, Uncommitted Purchaser and Related Committed Purchaser By: /s/ Bertram H. Tang Name: Bertram H. Tang Title: Authorized Signatory 726149251 03128405 S-6 Twelfth Amendment to RPA (ARFC)

EXHIBIT A (ATTACHED) 726149251 03128405 Exhibit A-1 Twelfth Amendment to RPA (ARFC)

CONFORMED COPY includes First Amendment dated 4/28/11 Second Amendment dated 10/28/11 Third Amendment dated 11/16/12 Fourth Amendment dated 1/16/13 Fifth Amendment dated 6/28/13 Sixth Amendment dated 10/7/13 Seventh Amendment dated 7/17/14 Eighth Amendment dated 12/5/14 Omnibus Amendment dated 11/4/15 Tenth Amendment dated 6/21/16 Eleventh Amendment 11/18/16 Twelfth Amendment 12/18/17 AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT DATED AS OF APRIL 29, 2010 AMONG AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, AS SELLER, AMERISOURCEBERGEN DRUG CORPORATION, AS INITIAL SERVICER, THE VARIOUS PURCHASERS GROUPS FROM TIME TO TIME PARTY HERETO AND THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, AS ADMINISTRATOR 726249534 03128405

WORKING CAPITAL MANAGEMENT CO., LP, as an Uncommitted Purchaser By:______________________________________ Name: Title: Address for notice: Working Capital Management Co., LP c/o Mizuho Bank, Ltd. 1251 Avenue of the Americas New York, NY 10020 Attention: Conduit Management Group ADVANTAGE ASSET SECURITIZATION CORP., as an Uncommitted Purchaser By:______________________________________ Name: Title: Address for notice: Advantage Asset Securitization Corp. c/o Mizuho Bank 1251 Avenue of the Americas New York, NY 10020 Attention: Conduit Management GroupMIZUHO BANK, LTD., as Purchaser Agent, Uncommitted Purchaser and Related Committed Purchaser for Working Capital Management Co., LP and Advantage Asset Securitization Corp. By:______________________________________ Name: Title: Address for notice: Mizuho Bank, Ltd. 1251 Avenue of the Americas New York, NY 10020 Attention: Corporate Finance Division Commitment: $345,000,000 726249534 03128405 S- 9 Amended and Restated Receivables Purchase Agreement (ARFC)

EXHIBIT I DEFINITIONS As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “Accordion Confirmation” has the meaning set forth in Section 1.1(b)(vi). “Accordion Group Commitment” means with respect to any Purchaser Group, the aggregate amount of any increase in such Purchaser Group’s Group Commitment pursuant to Section 1.1(b) consented to by the Purchaser Agent on behalf of the Purchasers in such Purchaser Group. “Accordion Invested Amount” means, with respect to any Purchaser and its related Invested Amount, the portion, if any, of such Invested Amount being funded or maintained by such Purchaser under its Purchaser Group’s Accordion Group Commitment. “Accordion Period” has the meaning set forth in Section 1.1(b). “Accordion Purchase Limit” means the aggregate of the amount of any increase to the Purchase Limit pursuant to Section 1.1(b) consented to by the Increasing Purchaser Groups (and as such amount may be decreased in connection with any Exiting Purchaser); provided, that the Accordion Purchase Limit shall in no event exceed $250,000,000 without the consent of all Purchaser Agents. “Accordion Ratable Share” means, for each Purchaser Group (other than those comprised of Exiting Purchasers), such Purchaser Group’s Accordion Group Commitment divided by the aggregate Accordion Group Commitments of all Purchaser Groups (other than those comprised of Exiting Purchasers). “Account Disclosure Letter” means that certain letter from the Seller and the Servicer to the Administrator and each Purchaser Agent, setting forth each Lock-Box and Collection Account to which Collections are remitted. “Adjusted Dilution Ratio” means, at any time, the rolling average of the Dilution Ratio for the 12 Calculation Periods then most recently ended. “Administrator” has the meaning set forth in the preamble to this Agreement. “Advantage Asset” means Advantage Asset Securitization Corp., and its successors. “Affiliate” shall mean, with respect to a Person, any other Person, which directly or indirectly controls, is controlled by or is under common control with, such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. 726249534 03128405 I- 1

“Independent Director” shall mean a member of the Board of Directors of Seller who is not at such time, and has not been at any time during the preceding five (5) years: (A) a director, officer, employee or affiliate of Performance Guarantor, any Originator or any of their respective Subsidiaries or Affiliates (other than Seller), or (B) the beneficial owner (at the time of such individual’s appointment as an Independent Director or at any time thereafter while serving as an Independent Director) of any of the outstanding common shares of Seller, any Originator, or any of their respective Subsidiaries or Affiliates, having general voting rights. “Interest Period” means with respect to any Receivable Interest funded through a Bank Rate Funding: (a) the period commencing on the date of the initial funding of such Receivable Interest through a Bank Rate Funding and including on, but excluding, the Business Day immediately preceding the next following Settlement Date; and (b) thereafter, each period commencing on, and including, the Business Day immediately preceding a Settlement Date and ending on, but excluding, the Business Day immediately preceding the next following Settlement Date. “Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended from time to time and any successor thereto, and the regulations promulgated and rulings issued thereunder. “Invested Amount” of any Receivable Interest means, at any time, (A) the Purchase Price of such Receivable Interest paid by the Purchasers, minus (B) the sum of the aggregate amount of Collections and other payments received by the applicable Purchaser Agent which in each case are applied to reduce such Invested Amount in accordance with the terms and conditions of this Agreement; provided that such Invested Amount shall be restored (in accordance with Section 2.5) in the amount of any Collections or other payments so received and applied if at any time the distribution of such Collections or payments are rescinded, returned or refunded for any reason. “Invoice Payment Terms” means, with respect to any Receivable, the number of days following the date of the related original invoice by which such Receivable is required to be paid in full, as set forth in such original invoice. “Law” shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body. “LIBO Rate” means, on any date of determination: (a) in the case of Wells Fargo, Advantage AssetMizuho and PNC, the LIBOR Market Index Rate; (b) in the case of any Purchaser other than Wells Fargo, Advantage AssetMizuho and PNC, a rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) determined by dividing (x) the Daily Eurodollar Rate for such date of determination, by (y) 1 minus the Reserve Percentage for such date of determination; and 726249534 03128405 I- 15 bridge loan agreement or other voluntary advance facility) of all or any portion of, or any undivided interest in, a Receivable Interest. “Liquidity Provider” means each bank or other financial institution that provides liquidity support to any Conduit Purchaser pursuant to the terms of a Liquidity Agreement. “Location” shall mean, with respect to the Seller, any Originator or the Servicer, the place where the Seller, such Originator or the Servicer, as the case may be, is “located” (within the meaning of Section 9-307, or any analogous provision, of the UCC, in effect in the jurisdiction whose Law governs the perfection of the Administrator’s (for the benefit of the Secured Parties) interests in any Purchased Assets). “Lock-Box” means each locked postal box with respect to which a bank who has executed a Collection Account Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed on Exhibit I to the Account Disclosure Letter. “Loss Reserve” means, for any Calculation Period, the product (expressed as a percentage) of (a) 2.25, times (b) the highest three-month rolling average Default Ratio during the 12 Calculation Periods ending on the immediately preceding Cut-Off Date, times (c) the Default Horizon Ratio as of the immediately preceding Cut-Off Date. “Mizuho” means Mizuho Bank, Ltd., and its successors. “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means a “multiemployer plan”, within the meaning of Section 4001 (a) (3) of ERISA, to which Performance Guarantor or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions. “Net Pool Balance” means, at any time, the aggregate Outstanding Balance of all Eligible Receivables at such time reduced by (i) the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Obligor and its Affiliates exceeds the Obligor Concentration Limit for such Obligor, (ii) the Rebate Reserve, (iii) the Government Receivable Excess and (iv) sales tax, excise tax or other similar tax or charge, arising with respect to such Eligible Receivables in connection with their creation and satisfaction. “Non-Accordion Purchase Limit” means the Purchase Limit without giving effect to any increases or decreases pursuant to Section 1.1(b) of the Agreement. “Obligor” shall mean, for any Receivable, each and every Person who purchased goods or services on credit under a Contract and who is obligated to make payments to an Originator or the Seller as assignee thereof pursuant to such Contract. “Obligor Concentration Limit” means, at any time, in relation to the aggregate Outstanding Balance of Eligible Receivables owed by any single Obligor and its Affiliates (if any), the applicable concentration limit determined as follows for Obligors who have short term 726249534 03128405 I- 17 outstanding amount of Aggregate Invested Amount determined as of the date of the most recent Settlement Report, without taking into account such proposed Incremental Purchase. “Purchased Assets” means all of Seller’s right, title and interest, whether now owned and existing or hereafter arising in and to all of the Receivables, the Related Security, the Collections and all proceeds of the foregoing. “Purchaser” means each Uncommitted Purchaser and/or each Related Committed Purchaser, as applicable. “Purchaser Agent” means each Person acting as agent on behalf of a Purchaser Group and designated as a Purchaser Agent for such Purchaser Group on the signature pages to the Agreement or any other Person who becomes a party to this Agreement as a Purchaser Agent pursuant to an Assumption Agreement or a Transfer Supplement. “Purchaser Group” means, for each Uncommitted Purchaser (or Purchaser Agent), such Uncommitted Purchaser, its Related Committed Purchasers (if any) and its related Purchaser Agent (and, to the extent applicable, its related Funding Sources and Indemnified Parties); provided, however, that the Purchaser Group that includes Working Capital Management Co., LP shall additionally include Advantage Asset and Advantage Asset shall not constitute a Purchaser Group separate from the Working Capital Management Co., LP Purchaser Group. “Purchasers’ Portion” means, on any date of determination, the sum of the percentages represented by the Receivable Interests of the Purchasers (other than any Exiting Purchasers). “Ratable Share” means, for each Purchaser Group (other than those comprised of Exiting Purchasers), such Purchaser Group’s Group Commitments (excluding any Accordion Group Commitment) divided by the aggregate Group Commitments (excluding any Accordion Group Commitments) of all Purchaser Groups (other than those comprised of Exiting Purchasers). “Rating Agency Condition” means that each Conduit Purchaser has received written notice from the rating agencies then rating its Commercial Paper that an amendment, a change or a waiver will not result in a withdrawal or downgrade of the then current ratings of such Commercial Paper; provided that, if the applicable Purchaser Agent notifies the Seller, the Servicer and the Administrator that such Conduit Purchaser is not required to obtain such notice prior to the effectiveness of such amendment, change or waiver, the “Rating Agency Condition” with respect to such Conduit Purchaser shall mean the consent of such Purchaser Agent (which consent shall only be withheld if such Purchaser Agent reasonably believes that such amendment, change or waiver would result in a withdrawal or downgrade of the then current ratings of such Commercial Paper). “Rebate Reserve” means an amount equal to the accounting reserve for rebates on the Receivables determined in the ordinary course of business in accordance with GAAP according to policies consistently applied (and consistent with the Originators’ practices in effect on the date hereof) and reported on the Settlement Report related to, or in anticipation of, rebates affecting the Receivables. 726249534 03128405 I- 20

Purchaser Group’s Group Invested Amount shall exceed its Group Commitment, and (iii) the aggregate of the Receivable Interests shall not exceed 100%. 2. The [Servicer, on behalf of the] Seller hereby requests that the Purchasers make a Purchase on ___________, 20__ (the “Purchase Date”) as follows: (a) Purchase Price: $_____________ (b) (X) Ratable Share1: (i) Liberty Street Funding LLC’s Purchaser Group: $_____________ (ii) PNC Bank, National Association’s Purchaser Group: $_____________ (iii) Victory Receivables Corporation’s Purchaser Group: $_____________ (iv) Wells Fargo Bank, National Association’s Purchaser Group: $_____________ (v) Working Capital Management Co., LPMizuho Bank, Ltd.’s Purchaser Group: $_____________ 1 For Purchases based on the Ratable Share. 726249534 03128405 II- 2

(Y) Accordion Ratable Share2: (i) Liberty Street Funding LLC’s Purchaser Group: $_____________ (ii) PNC Bank, National Association’s Purchaser Group: $_____________ (iii) Victory Receivables Corporation’s Purchaser Group: $_____________ (iv) Wells Fargo Bank, National Association’s Purchaser Group: $_____________ (v) Working Capital Management Co., LPMizuho Bank, Ltd.’s Purchaser Group: $_____________ 3. Please disburse the proceeds of the Purchase as follows: [Apply $________ to payment of Aggregate Unpaids due on the Purchase Date]. [Wire transfer $________ to the Facility Account.] 2 For Purchases based on the Accordion Ratable Share. 726249534 03128405 II- 3

(iv) Wells Fargo Bank, National Association’s Purchaser Group: $_____________ (v) Working Capital Management Co., LPMizuho Bank, Ltd.’s Purchaser Group: $_____________ (X) Accordion Ratable Share5: (i) Liberty Street Funding LLC’s Purchaser Group: $_____________ (ii) PNC Bank, National Association’s Purchaser Group: $_____________ (iii) Victory Receivables Corporation’s Purchaser Group: $_____________ (iv) Wells Fargo Bank, National Association’s Purchaser Group: $_____________ (v) Working Capital Management Co., LPMizuho Bank, Ltd.’s Purchaser Group: $_____________ 5 For reductions based on the Accordion Ratable Share. 726249534 03128405 XI- 2

EXHIBIT XIV FORM OF PURCHASE LIMIT INCREASE REQUEST ___________ , _____ The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch 1251 Avenue of the Americas New York, NY 10020 Attention: Luna Mills Telephone: (212) 782-6959 Facsimile: (212) 782-6998 [Address to each Purchaser Agent] Ladies and Gentlemen: Reference is hereby made to the Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as heretofore amended or supplemented, the “Receivables Purchase Agreement”), among Amerisource Receivables Finance Corporation, as Seller, AmerisourceBergen Drug Corporation, as Servicer, the various purchaser groups from time to time party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrator. Capitalized terms used in this Purchase Limit Increase Request and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement. This letter constitutes a Purchase Limit Increase Request pursuant to Section 1.1(b) of the Receivables Purchase Agreement. The Seller desires to increase the Purchase Limit and respective Commitments of each Purchaser Group on _____, ____6 to the following amounts: (a) Purchase Limit: $__________________ (b) Ratable Share of Each Purchaser Group: (i) Liberty Street Funding LLC: $___________________ (ii) PNC Bank, National Association: $__________________ (iii) Victory Receivables Corporation: $_________________ (iv) Wells Fargo Bank, National Association: $___________________ (v) Working Capital Management Co., LP: $__________________Mizuho Bank, Ltd.: $__________________ 6 Notice must be given at least 15 Business Days prior to the requested increase, and must be in a minimum amount of $50,000,000. 726249534 03128405 Exhibit XIV- 1

EXHIBIT XV FORM OF PURCHASE LIMIT DECREASE NOTICE ___________ , _____ The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch 1251 Avenue of the Americas New York, NY 10020 Attention: Luna Mills Telephone: (212) 782-6959 Facsimile: (212) 782-6998 [Address to each Purchaser Agent] – [PURCHASER AGENTS TO PROVIDE] Ladies and Gentlemen: Reference is hereby made to the Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as heretofore amended or supplemented, the “Receivables Purchase Agreement”), among Amerisource Receivables Finance Corporation, as Seller, AmerisourceBergen Drug Corporation, as Servicer, the various purchaser groups from time to time party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrator. Capitalized terms used in this Purchase Limit Decrease Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement. This letter constitutes a Purchase Limit Decrease Notice pursuant to Section 1.1(b) of the Receivables Purchase Agreement. The Seller desires to decrease the Purchase Limit and respective Commitments of each Purchaser Group on _____, ____7 to the following amounts: (a) Purchase Limit: $__________________ (b) Ratable Share of Each Purchaser Group: (i) Liberty Street Funding LLC: $___________________ (ii) PNC Bank, National Association: $__________________ (iii) Victory Receivables Corporation: $_________________ (iv) Wells Fargo Bank, National Association: $___________________ (v) Working Capital Management Co., LP: $__________________Mizuho Bank, Ltd.: $__________________ 7 Notice must be given at least ten Business Days prior to the requested decrease, and must be in a minimum amount of $50,000,000. 726249534 03128405 Exhibit XV- 1

(a) Group Commitments Purchaser Group Non-Accordion Group Commitment Accordion Group Commitment Group Commitment Liberty Street Funding LLC $ $ PNC Bank, National Association $ $ Victory Receivables Corporation $ $ Wells Fargo Bank, National Association $ $ Working Capital Management Co.Mizuho Bank, LPLtd. $ $ (b) Ratable Share and Accordion Ratable Share of Each Purchaser Group, expressed as a percentage: Purchaser Group Ratable Share Accordion Ratable Share Liberty Street Funding LLC PNC Bank, National Association Victory Receivables Corporation Wells Fargo Bank, National Association Working Capital Management Co.Mizuho Bank, LPLtd. 726249534 03128405 XVI- 2